PLEDGE AND SECURITY AGREEMENT

This PLEDGE AND SECURITY AGREEMENT, dated as of July 15, 2022 (this “Agreement”), is made and entered into by Nuvera Communications, Inc., a Minnesota corporation (the “Borrower”), and each Subsidiary of the Borrower that is now or which hereafter becomes a party to the Credit Agreement (as hereinafter defined) as a guarantor of the Guarantors’ Obligations described in such Credit Agreement (individually, a “Subsidiary Guarantor” and, collectively, the “Subsidiary Guarantors”; and, together with the Borrower, individually, a “Grantor” and, collectively, the “Grantors”), in favor of COBANK, ACB, as Administrative Agent (together with its successors from time to time, if any, in such capacity, the “Administrative Agent”) for the benefit of the banks and other financial institutions (collectively, the “Lenders”) from time to time party to the Credit Agreement and for the benefit of the other Secured Parties.

The Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), providing for the availability of certain credit facilities to the Borrower upon the terms and subject to the conditions set forth therein.

It is a condition to the extension of credit and provision of other financial accommodations to the Borrower under the Credit Agreement that the Grantors shall have agreed, by executing and delivering this Agreement, to secure the full and prompt payment and performance of the Secured Obligations. The Lenders are relying on this Agreement in their decision to extend credit and provide other financial accommodations to the Borrower under the Credit Agreement, and would not enter into the Credit Agreement without the execution and delivery of this Agreement by the Grantors.

Each Grantor will obtain benefits as a result of the extension of credit to the Borrower under the Credit Agreement, which benefits are hereby acknowledged, and, accordingly, each Grantor desires to execute and deliver this Agreement.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to induce the Lenders to enter into the Credit Agreement and to induce the Lenders to extend credit to the Borrower thereunder, each Grantor hereby agrees, as follows:

ARTICLE I

DEFINITIONS

1.1           Defined Terms.  For purposes of this Agreement, in addition to the terms defined elsewhere herein, the following terms shall have the meanings set forth below:

“Accounts” shall mean, collectively, all of each Grantor’s accounts, as defined in Article 9 of the Uniform Commercial Code, together with all accounts in which any Grantor is deemed by Law to have rights or the power to convey rights.

“Collateral” shall have the meaning given to such term in Section 2.1.

“Collateral Accounts” shall have the meaning given to such term in Section 6.3.

“Commercial Tort Claims” shall mean, collectively, all of each Grantor’s commercial tort claims, as defined in Article 9 of the Uniform Commercial Code.

“Commodity Account” shall mean, collectively, all of each Grantor’s commodity accounts, as defined in Article 9 of the Uniform Commercial Code.

“Commodity Contract” shall mean, collectively, all of each Grantor’s commodity contracts, as defined in Article 9 of the Uniform Commercial Code.

“Commodity Intermediary” shall have the meaning given to such term in Article 9 of the Uniform Commercial Code.

“Contracts” shall mean, collectively, all rights of each Grantor under all contracts and agreements to which such Grantor is a party, including all rights, privileges and powers under Investment Agreements and IP Licenses and all rights of such Grantor to receive monies due or to become due thereunder or pursuant thereto and to amend, modify, terminate or exercise rights under such contracts and agreements.

“Copyrights” shall mean, collectively, all of each Grantor’s copyrights, copyright registrations and applications for copyright registration under the Laws of the United States, including all recordings, supplemental registrations and derivative or collective work registrations, and all renewals and extensions thereof.

“Copyright Collateral” shall mean, collectively, all Copyrights and Copyright Licenses to which any Grantor is a party and all other General Intangibles embodying, incorporating or evidencing any Copyright or Copyright License.

“Copyright License” shall mean any agreement (A) under which a Grantor grants any right to any other Person under any Copyright owned by any Grantor or which any Grantor otherwise has the right to license to any other Person or (B) granting any right to any Grantor under any property of the type described in the definition of Copyright owned by any other Person (other than the purchase of one or more copies of a work without the right to copy, modify or create derivative works), and all rights of any Grantor under any such agreement.

 “Deposit Accounts” shall mean, collectively, all of each Grantor’s deposit accounts, as defined in Article 9 of the UCC, and all of each Grantor’s deposit accounts maintained with the Administrative Agent or any other bank or depository institution, including any such accounts described on Annex H and any Collateral Accounts, together with all funds held therein and all certificates and instruments representing, evidencing or deposited into such accounts.

“Documents” shall mean, collectively, all of each Grantor’s documents, as defined in Article 9 of the Uniform Commercial Code.

“Domain Name” shall mean, collectively, all of each Grantor’s Internet domain names and associated URL addresses and all goodwill associated therewith or symbolized thereby.

“Domain Name Collateral” shall mean, collectively, all Domain Names and Domain Name Licenses to which any Grantor is a party and all other General Intangibles embodying, incorporating or evidencing any Domain Name or Domain Name License.

“Domain Name License” shall mean any agreement (A) under which a Grantor grants any right to any other Person under any Domain Name owned by any Grantor or which any Grantor otherwise has the right to license to any other Person, or (B) granting any right to any Grantor under any property of the type described in the definition of Domain Name owned by any other Person, and all rights of any Grantor under any such agreement.

“Equipment” shall mean, collectively, all of each Grantor’s equipment, as defined in Article 9 of the Uniform Commercial Code.

“Equity Interests” shall mean, collectively, all of each Grantor’s rights and interests in (A) all securities, whether certificated or uncertificated, (B) all of the issued and outstanding shares, interests or other equivalents of capital stock of any corporation (including, any corporation that is a Subsidiary of such Grantor or a Minority Investment), whether voting or non-voting and whether common or preferred, (C) all partnership, joint venture, limited liability company or other equity interests in any Person not a corporation (including, any such Person that is a Subsidiary of such Grantor or a Minority Investment), (D) all options, warrants and other rights to acquire, and all securities convertible into, any of the foregoing, (E) all rights to receive interest, income, dividends, distributions, returns of capital and other amounts (whether in cash, securities, property, or a combination thereof), (F) all additional stock, warrants, options, securities, interests and other property, paid or payable or distributed or distributable, with respect to any of the foregoing (but subject to the provisions of Section 5.3), (G) all rights of access to the books and records of any such Person, and (H) all other rights, powers, privileges, interests, claims and other property in any manner arising out of or relating to any of the foregoing, of whatever kind or character (including any tangible or intangible property or interests therein), and whether provided by contract or granted or available under applicable Law in connection therewith, including, such Grantor’s right to vote and to manage and administer the business of any such Person pursuant to any applicable Organizational Document or other Investment Agreement, together with all certificates, instruments and entries upon the books of financial intermediaries evidencing any of the foregoing.

“Financial Asset” has the meaning given in Article 8 of the Uniform Commercial Code.

“Fixtures” shall mean, collectively, all of each Grantor’s fixtures, as defined in Article 9 of the Uniform Commercial Code.

“Foreign Subsidiary” means any Subsidiary of a Loan Party that is (a) a “controlled foreign corporation” under Section 957 of the Code, (b) (i) a Domestic Subsidiary or (ii) treated as a disregarded entity for U.S. federal income tax purposes, in each case described in this clause (b), substantially all the assets of which are comprised of equity interests (or equity interests and debt interests) in one or more “controlled foreign corporations” under Section 957 of the Code or (c) any Subsidiary of an entity described in clauses (a) or (b).

“General Intangibles” shall mean, collectively, all of each Grantor’s general intangibles, as defined in Article 9 of the Uniform Commercial Code.

“Goods” shall mean, collectively, all of each Grantor’s goods, as defined in Article 9 of the Uniform Commercial Code.

“Instruments” shall mean, collectively, all of each Grantor’s instruments, chattel paper, electronic chattel paper or documents, each as defined in Article 9 of the Uniform Commercial Code, together with all chattel paper or electronic chattel paper in which any Grantor is deemed by Law to have rights or the power to convey rights.

“Intercompany Obligations” shall mean, collectively, all indebtedness, obligations and other amounts owing to any Grantor from any Loan Party or any Subsidiary of any Loan Party.

“Inventory” shall mean, collectively, all of each Grantor’s inventory, as defined in Article 9 of the Uniform Commercial Code, together with all goods currently or hereafter consigned to any Grantor.

“Investment Agreement” shall mean any Organizational Document, joint venture agreement, stockholders agreement or other agreement creating, governing or evidencing any Equity Interests and to which any Grantor is a party.

“Investment Property” shall mean, collectively, all of each Grantor’s investment property, as defined in Article 9 of the Uniform Commercial Code.

“IP License” shall mean any Copyright License, Patent License, Trademark License or Domain Name License.

“Letter-of-Credit Rights” shall mean, collectively, all of each Grantor’s letter-of-credit rights, as defined in Article 9 of the Uniform Commercial Code.

“Letters of Credit” shall mean, collectively, all of each Grantor’s letters of credit, as defined in Article 5 of the Uniform Commercial Code.

“Material Real Property” shall mean the chief executive office of a Grantor or the location at which (i) such Grantor’s books and records or (ii) Collateral with a fair market value in excess of $350,000 is kept.

“Minority Investment” shall mean, collectively, any Person in whom any Grantor owns any Equity Interests; provided that such Person is not a Grantor or a Subsidiary of a Grantor.

“Mobile Goods” shall mean, collectively, all of each Grantor’s motor vehicles, tractors, trailers, aircraft, rolling stock and other like property, whether or not the title thereto is governed by a certificate of title or ownership.

“Partner Obligations” shall have the meaning given to such term in Section 6.6.

“Patent Collateral” shall mean, collectively, all Patents and all Patent Licenses to which any Grantor is a party and all other General Intangibles embodying, incorporating or evidencing any Patent or Patent License.

“Patent License” shall mean any agreement (A) under which a Grantor grants to any other Person any right to make, use or sell any invention covered by a Patent owned by any Grantor or which any Grantor otherwise has the right to license to any other Person, or (B) granting to any Grantor any right to make, use or sell any invention covered by a Patent owned by any other Person, and all rights of any Grantor under any such agreement (other than the right to use an invention covered by a patent conveyed upon purchase of such invention under the exhaustion doctrine). For purposes of this definition, “covered by a Patent” shall mean that without a valid license under such Patent a Person making, using or selling such invention would otherwise be infringing such Patent.

“Patents” shall mean, collectively, all of each Grantor’s letters patent under the Laws of the United States, all recordings and registrations thereof and applications therefor, including the inventions described therein, all reissues, continuations, divisions, renewals, extensions, or continuations-in-part thereof.

“Pledge Amendment” shall have the meaning given to such term in Section 5.1(B).

“Proceeds” shall mean, collectively, all proceeds, as defined in Article 9 of the Uniform Commercial Code, and, in any event, shall include, but not be limited to, (A) all products, rents and profits of or from any of the Collateral and (B) to the extent not otherwise included in the foregoing, (i) all interest, cash, instruments and other property received, receivable or otherwise distributed with respect to or in exchange for any or all of any Intercompany Obligations, (ii) all payments under any insurance (whether or not the Administrative Agent is the lenders loss payee or loss payee thereunder), indemnity, warranty or guaranty with respect to any of the Collateral, (iii) all payments in connection with any requisition, condemnation, seizure or forfeiture with respect to any of the Collateral, (iv) all claims and rights to recover for any past, present or future infringement or dilution of or injury to any Copyright Collateral, Patent Collateral, Trademark Collateral or Domain Name Collateral, and (v) all other amounts from time to time paid or payable under or with respect to any of the Collateral. For purposes of this Agreement, the term “Proceeds” includes whatever is receivable or received when Collateral or Proceeds are sold, exchanged, collected or otherwise disposed of, whether voluntarily or involuntarily.

“Securities Account” shall mean, collectively, all of each Grantor’s securities accounts, as defined in Article 8 of the Uniform Commercial Code.

“Securities Act” shall have the meaning given to such term in Section 6.5(A).

“Securities Entitlement” shall have the meaning given to such term in Article 8 of the Uniform Commercial Code.

“Securities Intermediary” shall have the meaning given to such term in Article 8 of the Uniform Commercial Code.

“Specified Contracts” shall have the meaning given to such term in Section 3.7.

“Supporting Obligations” shall mean, collectively, all of each Grantor’s supporting obligations, as defined in Article 9 of the Uniform Commercial Code.

“Trademark Collateral” shall mean, collectively, all Trademarks and Trademark Licenses to which any Grantor is a party and all other General Intangibles embodying, incorporating or evidencing any Trademark or Trademark License.

“Trademark License” shall mean an agreement (A) under which a Grantor grants any right to any other Person under any Trademark owned by any Grantor or which any Grantor otherwise has the right to license to any other Person, or (B) granting any right to any Grantor under any property of the type described in the definition of Trademark owned by any other Person, and all rights of any Grantor under any such agreement.

“Trademarks” shall mean, collectively, all of each Grantor’s trademarks, service marks, trade names, corporate and company names, business names, logos, trade dress, trade styles, other source of business identifiers, designs, Domain Names (to the extent such Domain Name constitutes a trade name, corporate or company name, business name, logo, trade dress, trade style, other source of business identifier or design), and General Intangibles of a similar nature  under the Laws of the United States, all recordings and registrations thereof and applications therefor, all renewals and extensions thereof, all rights corresponding thereto, and all goodwill associated therewith or symbolized thereby.

“Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code as the same may be in effect from time to time in the State of Colorado; provided that if, by reason of applicable Law, the validity or perfection of any security interest in any Collateral granted under this Agreement is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Colorado, then as to the validity or perfection, as the case may be, of such security interest. “Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect from time to time in such other jurisdictions.

1.2           Other Terms and Rules of Construction.  Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement. Unless otherwise defined herein or in the Credit Agreement, any terms in this Agreement which are defined in the Uniform Commercial Code shall have the meaning provided in the Uniform Commercial Code, as amended and in effect from time to time. For avoidance of doubt, it is expressly understood and agreed that, to the extent the Uniform Commercial Code is revised subsequent to the date hereof such that the definition of any of the terms included in the description of Collateral is changed, the parties hereto desire that any property which is included in such changed definitions which would not otherwise be included in such grant on the date hereof, be included in such grant immediately upon the effective date of such revision, to the extent a security interest in such personal property may be granted under such revised Uniform Commercial Code (and, to the extent effective under applicable Law, such security interest will attach immediately without further action). Section 1.2 through 1.7 of the Credit Agreement shall apply to this Agreement, mutatis mutandis, as if fully set forth herein.

ARTICLE II

CREATION OF SECURITY INTEREST

2.1           Pledge and Grant of Security Interest.  Each Grantor hereby grants, pledges and collaterally assigns to the Administrative Agent, for the benefit of the Secured Parties, a Lien upon and security interest in, all of such Grantor’s right, title and interest in and to the following, in each case whether such Grantor now has or hereafter acquires ownership or other rights therein (collectively, the “Collateral”):

(i)             all Accounts, Letters of Credit, Letter-of-Credit Rights, and Supporting Obligations;

(ii)           all Contracts;

(iii)         all Deposit Accounts;

(iv)          all Goods, including all Equipment and Inventory;

(v)           all Fixtures;

(vi)          all oil, gas or other minerals before extraction;

(vii)        all Commercial Tort Claims, including such Commercial Tort Claims as are listed on Annex I hereto;

(viii)      all Equity Interests and all Investment Property;

(ix)          all General Intangibles (including all Licenses to the fullest extent permitted by Law and all Proceeds from the sale, transfer, lease, assignment or other disposition of the Licenses);

(x)           all monies and Cash Equivalents;

(xi)          all Instruments;

(xii)        all Documents;

(xiii)      all Domain Name Collateral, Copyright Collateral, Patent Collateral and Trademark Collateral;

(xiv)       to the extent not covered by clauses (i) through (xiii) above and not specifically excluded under Section 2.3 below, all of such Grantor’s other personal property; and

(xv)        all Proceeds of the foregoing.

2.2           Security for Secured Obligations.  This Agreement and the Collateral secure the full and prompt payment and performance of the Secured Obligations.

2.3           Excluded Collateral.  Notwithstanding anything to the contrary contained herein, as and to the extent provided in this Section 2.3, the Collateral shall not include, and the Lien of this Agreement and any other Collateral Documents shall not attach to, the following:

(A)          “intent to use” Trademark applications filed under U.S.C. 1051(b) to the extent assignment of the same is prohibited under U.S.C. 1060(a)(1), in each case, only until such time as such Grantor begins to use such Trademarks and the assignment thereof is no longer prohibited (the security interest provided herein in such Trademark shall be deemed granted by such Grantor at such time and will attach immediately without further action);

(B)          the Equity Interests of any Grantor in any Foreign Subsidiary (1) that represents in excess of 65% of the outstanding voting stock of such Foreign Subsidiary or (2) that is not a “First Tier” Foreign Subsidiary owned by any Grantor;

(C)          any item of real or personal, tangible or intangible, property (including Licenses issued by the FCC and any applicable PUC) to the extent and only for so long as the creation, attachment or perfection of the security interest granted herein by any Grantor in its right, title and interest in such item of property is prohibited by applicable Law or is permitted only with the consent (that has not been obtained) of a Governmental Authority (including the FCC and any applicable PUC);

(D)          any property subject to a Lien permitted under paragraph (j) of the definition of Permitted Liens to the extent and only for so long as the applicable purchase money security agreement, Capital Lease or other applicable documentation contains a term that restricts, prohibits, or requires a consent (that has not been obtained) of a Person (other than such Grantor or any other Loan Party) to, the creation, attachment or perfection of the security interest granted herein and such restriction, prohibition and/or requirement of consent is not rendered ineffective by applicable Law (including pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC);

(E)           any item of real or personal, tangible or intangible, property (other than any Equity Interests owned by any Grantor) to the extent and only for so long as the creation, attachment or perfection of the security interest granted herein by any Grantor in its right, title and interest in such item of property (i) would give any other Person (other than such Grantor or any other Loan Party or any Subsidiary of any Loan Party or any Person who has consented to such security interest) the right to terminate its obligations with respect to such item of property and such right is not rendered ineffective by applicable Law (including pursuant to Sections 9-406, 9-407, 9-408 or 9 409 of the UCC), or (ii) would cause such property to become void or voidable if a security interest therein was created, attached or perfected;

(F)           any item of real or personal, tangible or intangible, property (other than any Equity Interests owned by any Grantor) to the extent and only for so long as such property is subject to a Contract that contains a term that restricts, prohibits or requires a consent (that has not been obtained) of a Person (other than such Grantor or any other Loan Party) to, the creation, attachment or perfection of the security interest granted herein and any such restriction, prohibition and/or requirement of consent is not rendered ineffective by applicable Law (including pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC); and

(G)          the Equity Interests in any Minority Investment (other than any Minority Investment in which the Grantors own in the aggregate 25% or more of the Equity Interests) to the extent that the governance or similar documents of such Minority Investment contain a term that restricts, prohibits, or requires a consent (that has not been obtained) of a Person (other than such Grantor or any other Loan Party) to, the creation, attachment or perfection of the security interest granted herein and such restriction, prohibition and/or requirement of consent is not rendered ineffective by applicable Law (including pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC).

If at any time the creation, attachment or perfection of the security interest granted herein in any of property subject to clauses (C) through (G) of this Section 2.3 shall be permitted or consent in respect thereof shall have been obtained, then the applicable Grantor shall at such time be deemed to have granted a security interest in such property (and such security interest will attach immediately without further action). Notwithstanding anything to the contrary set forth above, the rights to receive, and any interest in, all Proceeds of, or monies or other consideration received or receivable from or attributable to the sale, transfer, lease, assignment or other disposition of, any of the property subject to this Section 2.3 (to the extent a direct security interest in such property or Proceeds from the sale, transfer, lease, assignment or other disposition of such property shall not have already been granted) shall attach immediately and be subject to the security interest granted pursuant to Section 2.1.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each Grantor hereby represents and warrants to the Administrative Agent and each Secured Party that the following statements are true, correct and complete:

3.1           Ownership of Collateral.  Each Grantor owns, or has valid rights as a lessee or licensee with respect to, all Collateral purported to be pledged by it hereunder, free and clear of any Liens except for the Liens granted hereunder and except for other Permitted Liens. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any government or public office, and no Grantor has filed or consented to the filing of any such statement or notice, except (A) Uniform Commercial Code financing statements naming the Administrative Agent as secured party, (B) security instruments filed in the U.S. Copyright Office or the U.S. Patent and Trademark Office naming the Administrative Agent as secured party and (C) as may be otherwise permitted by the Credit Agreement.

3.2           Security Interests; Filings.  This Agreement, together with (A) the filing of duly completed Uniform Commercial Code financing statements (i) naming each Grantor as debtor, (ii) naming the Administrative Agent as secured party, and (iii) indicating the Collateral, in the jurisdictions set forth with respect to such Grantor in Annex B hereto,

(B) the filing of duly completed and executed grants of security interest in the forms set forth as Exhibits B and C with the U.S. Copyright Office or the U.S. Patent and Trademark Office, with regard to federally registered Copyright Collateral, Patent Collateral, and Trademark Collateral of each Grantor, as the case may be, (C) the execution by the issuer, securities intermediary or commodity intermediary of a control agreement satisfying the requirements of Sections 9-106 and 8-106 (or its successor provision) of the Uniform Commercial Code with regard to Investment Property, (D) if required pursuant to Section 4.14(B), the execution by the applicable Grantor, the Administrative Agent and the depository bank of a control agreement that complies with Section 9-104 (or its successor provision) of the Uniform Commercial Code with regard to Deposit Accounts, (E) the notation of the Administrative Agent’s Lien on the applicable certificates of title or ownership with regard to Mobile Goods covered by a certificate of title or ownership and (F) the delivery to the Administrative Agent of all stock or other certificates evidencing Equity Interests and Instruments included in the Collateral, together with undated stock powers or other instruments of assignment, as applicable, duly executed in blank (and assuming continued possession thereof by the Administrative Agent and that the Administrative Agent has acquired its security interest and taken possession of such stock or other certificates evidencing Equity Interests and Instruments without notice of any adverse claim), creates and at all times shall constitute a valid and perfected security interest in and Lien upon the Collateral in favor of the Administrative Agent, for the benefit of itself and the other Secured Parties, to the extent a security interest therein can be perfected by such filings, possession or control, as applicable, superior and prior to the rights of all other Persons therein (except for Permitted Liens which by operation of applicable Law or contract would have first priority), and no other or additional filings, registrations, recordings or actions are or shall be necessary or appropriate in order to maintain the perfection and priority of such Lien and security interest, other than actions required with respect to Collateral of the types excluded from Article 9 of the Uniform Commercial Code or from the filing requirements under such Article 9 by reason of Section 9-109 or 9-311 of the Uniform Commercial Code and other than continuation statements required under the Uniform Commercial Code.

3.3           Locations.  Annex C lists, as to each Grantor, as of the date hereof or as of the date of the most recent Compliance Certificate, (A) its exact legal name, (B) the jurisdiction of its incorporation or organization and its organizational identification number (if any), (C) its federal tax identification number, (D) its mailing address and (E) the address of its chief executive office. No Grantor, as of the date hereof or as of the date of the most recent Compliance Certificate, conducts business under any prior or other corporate or company name or under any trade or fictitious names, except as indicated beneath its name on Annex C, and no Grantor has entered into any contract or granted any Lien within the past five years from the Closing Date under any name other than its legal corporate name or a trade or fictitious name indicated on Annex C.

3.4           [Reserved].

3.5           Accounts.  Each Account is, or at the time it arises, will be: (A) a bona fide, valid and legally enforceable indebtedness of the account debtor according to its terms, arising out of or in connection with the sale, lease or performance of goods or services by the Grantors or any of them, (B) subject to no material offsets, discounts, counterclaims, contra accounts or any other defense of any kind and character, other than warranties and discounts customarily given by the Grantors in the ordinary course of business and warranties or refunds provided by applicable Law, and (C) not evidenced by any chattel paper or other Instrument; or if so, any such chattel paper or other Instrument (other than invoices and related correspondence and supporting documentation) relating to Accounts in excess of $500,000 in the aggregate at any time shall promptly be duly endorsed to the order of the Administrative Agent and delivered to the Administrative Agent to be held as Collateral hereunder.

3.6           Equity Interests.  As of the date hereof or as of the date of the most recent Compliance Certificate, the Equity Interests required to be pledged hereunder by each Grantor that owns any Equity Interests (excluding pledges of interests in Equity Interests solely permitted as a result of Sections 9-406, 9-407, 9-408 or 9-409 of the UCC) consist of the number and type of shares of capital stock (in the case of issuers that are corporations) or the percentage and type of other Equity Interests (in the case of issuers other than corporations) described opposite such Grantor’s name in Annex A.

3.7           Specified Contracts.  Except in each case as would not reasonably be expected to result in a Material Adverse Change, as to (A) each Investment Agreement and (B) each Material Agreement to which any Grantor is a party (the foregoing, collectively, “Specified Contracts”), (i) such Grantor is not in default under such Specified Contract, and to the knowledge of such Grantor, none of the other parties to such Specified Contract is in default thereunder (except as shall have been disclosed in writing to the Administrative Agent), (ii) such Specified Contract is, or at the time of execution will be, the legal, valid and binding obligation of the Grantor party thereto, enforceable against such Grantor in accordance with the respective terms thereof, subject to applicable Debtor Relief Laws and general equitable principles, and no defense, offset, deduction or counterclaim will exist thereunder in favor of any such party and (iii) the performance by such Grantor of its obligations under such Specified Contract in accordance with its terms will not contravene any requirement of applicable Law, the Loan Documents or any contractual restriction binding on or affecting such Grantor or any of its properties, and will not result in or require the creation of any Lien upon or with respect to any of its properties (except for Permitted Liens). Each Grantor, promptly upon the request of the Administrative Agent, will furnish the Administrative Agent with a correct and complete copy of each Specified Contract to which it is a party as then in effect.

3.8           Intellectual Property.

(A)          The Grantors have registered, or are taking all commercially reasonable steps to register, all material Copyrights, exclusive Copyright Licenses, Patents, and Trademarks with the U.S. Copyright Office, the U.S. Patent and Trademark Office or any applicable office or agency in any other country or political subdivision. Annexes D, E, and F correctly set forth all material or registered Copyrights, Copyright Licenses (other than non-exclusive licenses for commercially available software), Patents, Patent Licenses (other than non-exclusive licenses for commercially available software), Trademarks, and Trademark Licenses (including, in each case, all applications for registrations thereof) as of the date hereof or as of the date of the most recent Compliance Certificate that are used or proposed to be used in any Grantor’s business. Except to the extent such failure could not reasonably be expected to result in a Material Adverse Change, (i) the Grantors own all of the Copyrights, Patents, and Trademarks and possess the valid right to use all of the licensed copyrights, patents and trademarks subject to and in accordance with the Copyright Licenses, Patent Licenses and Trademark Licenses,

(ii) all registrations of such Copyrights, Patents, or Trademarks have been validly issued under applicable Law and are in full force and effect, (iii) all applicable maintenance fees, affidavits and other filings or payments are current, (iv) to the knowledge of such Grantor, no unresolved claim has been made in writing that any of such Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, or Trademark Licenses are invalid or unenforceable and (v) to the knowledge of such Grantor, no other Person is presently infringing upon the rights of such Grantor with regard to any of such Copyrights, Patents, or Trademarks, or infringing the underlying intellectual property of the Copyright Licenses, Patent Licenses or Trademark Licenses.

(B)          Annex G correctly sets forth all material Domain Names and Domain Name Licenses as of the Closing Date that are used or proposed to be used by any Grantors in its business (other than any Domain Name or Domain Name License disclosed under Annex F). Except to the extent such failure could not reasonably be expected to result in a Material Adverse Change, (i) each Grantor is the sole and exclusive owner of all of its Domain Names and has the authority to transfer all of its Domain Names, (ii) the Grantors possess the valid right to use all of the domain names subject to the Domain Name Licenses, (iii) all registrations of Domain Names with the applicable domain name registry and with any domain name registrars are in full force and effect, (iv) all applicable maintenance fees, affidavits and other filings or payments are current and (v) to the knowledge of such Grantor, no claim has been made in writing that any of its Domain Names are not validly owned by such Grantor.

3.9           Documents of Title.  As of the date hereof, no bill of lading, warehouse receipt or other document or instrument of title is outstanding with respect to any Collateral other than Mobile Goods. No Inventory constituting Collateral is in transit other than in the ordinary course of business to a location set forth in Annex C or to a customer of a Grantor.

3.10        Real Property.

(A)          All Material Real Property, if any, leased by each Grantor as of the date hereof or as of the date of the most recent Compliance Certificate, a description of the use of such property, and the name of the lessor of such real property are set forth in Annex J.

(B)          All Material Real Property consisting of Material Owned Property, if any, as of the date hereof or as of the date of the most recent Compliance Certificate, together with the estimated value of such property and a description of the use of such property, is set forth in Annex J.

3.11        Deposit Accounts, Securities Accounts and Commodity Accounts.  All Deposit Accounts, Securities Accounts and Commodity Accounts owned by any Grantor as of the date hereof or as of the date of the most recent Compliance Certificate are set forth in Annex H, including, with respect to each such account: (A) the relevant Grantor associated therewith, (B) a description of the use thereof or the assets therein, (C) the account name and the account number thereof (D) the name and address of the depository bank, securities intermediary or commodity intermediary, (E) the type of account and (F) the estimated average daily balance of any such account for the most recently completed six calendar months (or, if shorter, such period as for which such account has been open or such other time period as may be agreed to by the Borrower and the Administrative Agent).

3.12        Commercial Tort Claims.  Annex I lists all Commercial Tort Claims of any Grantor, as of the date hereof or as of the date of the most recent Compliance Certificate, that are known to any Grantor (such that an officer of any Grantor has actual knowledge of the existence of a tort cause of action and not merely of the existence of the facts giving rise to such cause of action) that such Grantor knows to involve an amount in controversy in the aggregate with any other known Commercial Tort Claims of any Grantor in excess of $500,000.

ARTICLE IV

COVENANTS

Each Grantor hereby covenants and agrees that so long as this Agreement is in effect and until Payment In Full, such Grantor shall perform and comply, and shall cause each of its respective Subsidiaries which is a Grantor to perform and comply, with all covenants in this Article IV.

4.1           Use and Disposition of Collateral.  So long as no Event of Default shall have occurred and be continuing, each Grantor may, in any lawful manner not prohibited by the provisions of this Agreement and the other Loan Documents, use, control and manage the Collateral in the operation of its business, and receive and use the income, revenue and profits arising therefrom and the Proceeds thereof, in the same manner and with the same effect as if this Agreement had not been made; provided, however, that no Grantor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge, grant any Lien with respect to or otherwise encumber any of the Collateral or any interest therein, except for the security interest created in favor of the Administrative Agent hereunder and except as may be otherwise expressly permitted in accordance with the terms of this Agreement or the Credit Agreement (including any applicable provisions therein regarding delivery of Proceeds of Dispositions to the Administrative Agent) or as required by applicable Law.

4.2           Change of Name, etc.  No Grantor will (A) change its name, identity, corporate structure or type of legal entity, (B) change its mailing address, (C) change its chief executive office or (D) change the jurisdiction of its incorporation or organization (whether by merger or otherwise), in each case, from that listed in Annex C, unless, in each case, (i) such change is not prohibited by the Credit Agreement or any other Loan Documents, (ii) such Grantor has given thirty (30) days’ prior (or such later date as specified by the Administrative Agent in writing in its sole discretion) written notice to the Administrative Agent of its intention to do so, together with such information in connection with such proposed action as the Administrative Agent thereafter may reasonably request, and (iii) such Grantor has delivered to the Administrative Agent thirty (30) days’ prior (or such later date as specified by the Administrative Agent in writing in its sole discretion) to any such change such documents, instruments and financing statements as may be reasonably required by the Administrative Agent, all in form and substance reasonably satisfactory to the Administrative Agent, paid all necessary filing and recording fees and taxes, and taken all other actions reasonably requested by the Administrative Agent (including, at the reasonable request of the Administrative Agent, delivery of opinions of counsel reasonably satisfactory to the Administrative Agent), in order to perfect and maintain the Lien upon and security interest in the Collateral provided for herein in accordance with the provisions of Section 3.2.

4.3           Records; Inspection.

(A)          Each Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Accounts and all other Collateral as required by the Credit Agreement, and will furnish to the Administrative Agent or any Lender, as the case may be, from time to time such statements, schedules and reports (including accounts receivable aging schedules) with regard to the Collateral as the Administrative Agent or such Lender may reasonably request.

(B)          At the request of the Administrative Agent following the occurrence and during the continuation of an Event of Default, each Grantor will legend, in form and manner reasonably satisfactory to the Administrative Agent, the books, records and materials evidencing or relating to the Collateral with an appropriate reference to the fact that the Collateral has been assigned or pledged, as applicable, to the Administrative Agent and that the Administrative Agent on behalf of itself and the other Secured Parties has a security interest therein. During the period in which an Event of Default shall have occurred and be continuing, the Administrative Agent shall have the right to make test verifications of Accounts in any reasonable manner and through any reasonable medium, and each Grantor agrees to furnish all such reasonable assistance and information as the Administrative Agent may reasonably require in connection therewith.

(C)          The Administrative Agent and the Lenders shall have inspection rights as set forth in Section 6.7 of the Credit Agreement and as set forth in any other Loan Document, including any Mortgage or other Collateral Document.

4.4           Accounts.  Unless notified otherwise by the Administrative Agent in accordance with the terms hereof, each Grantor shall endeavor to the extent commercially reasonable to collect its Accounts and all amounts owing to it thereunder in the ordinary course of business and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balances thereof, and in connection therewith shall, if an Event of Default has occurred and is continuing, at the request of the Administrative Agent, take such action as the Administrative Agent may deem necessary or advisable (within applicable Laws) to enforce such collection. Each Grantor shall promptly inform the Administrative Agent of any disputes with any account debtor or obligor and of any claimed offset and counterclaim that may be asserted with respect thereto involving, in each case or in the aggregate, $500,000 or more, where such Grantor reasonably believes that the likelihood of payment by such account debtor is materially impaired, indicating in detail the reason for the dispute, all claims relating thereto and the amount in controversy.

4.5           Instruments.  Each Grantor agrees that all promissory notes, chattel paper, electronic chattel paper or other Instruments or Letters of Credit, in with respect to obligations in excess of $250,000 shall be in form suitable for transfer by delivery (or the granting of “control”). To the extent amounts thereof exceed $500,000 in the aggregate at any one time, such promissory notes, chattel paper, electronic chattel paper or other Instruments or Letter of Credits shall be promptly delivered to the Administrative Agent to be held as Collateral hereunder, together with appropriate endorsements or other necessary instruments of registration, transfer or assignment, duly executed and in form and substance reasonably satisfactory to the Administrative Agent, and in each case together with such other instruments or documents as the Administrative Agent may reasonably request from time to time.

4.6           Inventory.  Each Grantor will, in accordance with sound business practice, use commercially reasonable efforts to maintain all Inventory held by it or on its behalf in reasonable saleable or useable condition. Unless notified otherwise by the Administrative Agent in accordance with the terms hereof, each Grantor may, in any lawful manner not prohibited by the provisions of this Agreement and the other Loan Documents, process, use and, in the ordinary course of business and as permitted under the Credit Agreement, but not otherwise, sell its Inventory.

4.7           Contracts.  With regard to all Contracts that are excluded from the definition of the term “Collateral,” each Grantor covenants and agrees to exercise all of its material rights and remedies under such Contracts to which it is a party in a commercially reasonable manner consistent with the interests of the Administrative Agent and the other Secured Parties and not to take any action thereunder in contravention of the terms and provisions of the Loan Documents. Each Grantor will use commercially reasonable efforts not to enter into any Specified Contract (including leases and IP Licenses) that by its terms prohibits the assignment of such Grantor’s rights and interest thereunder in the manner contemplated by this Agreement. As to all Material Real Property consisting of leased property of any Grantor located in a jurisdiction which provides for liens of landlords imposed by statute, such Grantor shall use commercially reasonable efforts to obtain waivers from the landlords of all such real estate, in form and content reasonably acceptable to the Administrative Agent.

4.8           [Reserved].

4.9           Insurance.  Each Grantor will obtain and maintain policies of insurance as required pursuant to the terms of the Credit Agreement.

4.10        Intellectual Property.

(A)          (i)Each Grantor will, at its own expense, execute and deliver upon the request of the Administrative Agent, fully completed grants of security interests in the forms of Exhibits B and C, as applicable, in the U.S. Copyright Office or the U.S. Patent and Trademark Office pursuant to 35 U.S.C. §261, 15 U.S.C. §1060 or 17 U.S.C. §205, as applicable, with regard to any registered United States Copyright, exclusive Copyright License Patent, or Trademark, as the case may be, described in Annexes D, E and F hereto. In the event that after the date hereof any Grantor shall acquire any registered Copyright, exclusive Copyright License, Patent or Trademark, or effect any registration of any Copyright, exclusive Copyright License, Patent or Trademark (including, in each case, any application for registration thereof), within the United States, such Grantor shall promptly (and no later than the Borrower’s next submission of a Compliance Certificate) furnish written notice thereof to the Administrative Agent, together with an amended Annex D, E or F hereto, to include any such Copyright, exclusive Copyright License, Patent or Trademark that becomes part of the Collateral under this Agreement, and upon request of the Administrative Agent, such Grantor shall additionally, at its own expense, execute and deliver with regard to any registered United States Copyrights, exclusive Copyright Licenses, Patents, and Trademarks, fully completed grants of security interest in the forms of Exhibits B and C, as applicable, together in all instances with any other agreements, instruments and documents that the Administrative Agent may reasonably request from time to time to further effect and/or confirm the assignment and grant of security interest created by this Agreement in such Copyright, exclusive Copyright License, Patent or Trademark, and, to the extent permitted by applicable Law, each Grantor hereby appoints the Administrative Agent its attorney-in-fact to execute, deliver and record any and all such agreements, instruments and documents for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed and such power, being coupled with an interest, shall be irrevocable for so long as this Agreement shall be in effect with respect to such Grantor.

(B)          Unless disclosed under this Section 4.10, in the event that after the date hereof any Grantor shall acquire any material registered Domain Name or Domain Name License or effect any registration of any material Domain Name, or file any application for registration thereof with any domain name registry or registrar, such Grantor shall promptly (and no later than the Borrower’s next submission of a Compliance Certificate) furnish written notice thereof to the Administrative Agent, together with an amended Annex G hereto to include any such Domain Name or Domain Name License that becomes part of the Collateral under this Agreement, and upon request of the Administrative Agent, such Grantor shall additionally, at its own expense, execute and deliver any agreements, instruments and documents that the Administrative Agent may reasonably request from time to time to further effect and/or confirm the assignment and grant of security interest created by this Agreement in such Domain Name or Domain Name License, and, to the extent permitted by applicable Law, each Grantor hereby appoints the Administrative Agent its attorney-in-fact to execute, deliver and record any and all such agreements, instruments and documents for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed and such power, being coupled with an interest, shall be irrevocable for so long as this Agreement shall be in effect with respect to such Grantor.

(C)          Except in each case as would not reasonably be expected to result in a Material Adverse Change, each Grantor (either itself or through its licensees or its sublicensees) will, for any material Trademark used in the conduct of its business, use commercially reasonable efforts to (i) maintain such Trademark in full force and effect, free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of federal registration to the extent required by applicable Law, (iv) take all commercially reasonable steps to police and defend such Trademark and prevent or arrest infringement, dilution or other harm to such Trademark and (v) not knowingly use or knowingly permit the use of such Trademark in violation of any third-party rights.

(D)          Each Grantor (either itself or through its licensees or sublicensees) will refrain from committing any act, or omitting any act, whereby any material Patent used in the conduct of such Grantor’s business would reasonably be expected to become invalidated or dedicated to the public, and shall continue to mark any products covered by any such Patent with the relevant patent number as required by applicable Laws.

(E)           Each Grantor (either itself or through its licensees or sublicensees) will, for each work covered by any material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as required under applicable Laws.

(F)           Each Grantor shall notify the Administrative Agent promptly if it knows or has reason to know that any material Copyright, Patent or Trademark used in the conduct of its business may become abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the U.S. Copyright Office, U.S. Patent and Trademark Office or any court) regarding (i) such Grantor’s ownership of any material Copyright, Patent, or Trademark, its right to register the same, or to keep and maintain or license the same or (ii) the underlying intellectual property of such Grantor’s material Copyright Licenses, Patent Licenses, or Trademark Licenses (other than under licenses of commercially available software).

(G)          Except in each case as would not reasonably be expected to result in a Material Adverse Effect, each Grantor will take all commercially reasonable steps in any proceeding before the U.S. Copyright Office, U.S. Patent and Trademark Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, or, in the case of any Domain Name, any domain name register or domain name registrar, to maintain and pursue each application relating to any material Copyrights, exclusive Copyright Licenses, Patents, Trademarks or Domain Names useful for its business or otherwise of material commercial value (and to obtain the relevant grant or registration) and to maintain each registration of any material Copyrights, exclusive Copyright Licenses, Patents, Trademarks and Domain Names useful for its business or otherwise of material commercial value, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and maintenance fees, and, if consistent with sound business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

(H)          Except for any Disposition permitted by the Credit Agreement, no Grantor will permit any material Copyright, Patent, Trademark, or Domain Name useful for its business or otherwise of material commercial value to be owned or held by or held in the name of any Person who is not a Grantor, and no Grantor will assign or transfer its rights and interests in any material Copyright License, Patent License, Trademark License or Domain Name License to any Person who is not a Grantor (in each case, other than the Administrative Agent in connection with any collateral arrangement pursuant hereto).

(I)            In the event that any Collateral, useful in the conduct of any Grantor’s business or otherwise of material commercial value, consisting of any material Copyright or Patent is believed infringed, consisting of any material Trademark is believed infringed or diluted, or consisting of any material Domain Name is believed misappropriated, such Grantor shall notify the Administrative Agent promptly after it learns thereof and shall, if consistent with sound business judgment, promptly sue for infringement, misappropriation or dilution, as the case may be, and to recover any and all damages for such infringement, misappropriation or dilution, as the case may be, and take such other actions as are appropriate under the circumstances to protect such Collateral.

(J)            Upon request of the Administrative Agent, each Grantor shall use commercially reasonable efforts to obtain all requisite consents or approvals from the licensor of each material IP License included within the Copyright Collateral, Patent Collateral, Trademark Collateral or Domain Name Collateral useful in such Grantor’s business or otherwise of material commercial value to effect the collateral assignment of all of such Grantor’s right, title and interest thereunder to the Administrative Agent or its designee.

(K)          If an Event of Default has occurred and is continuing, upon the request of the Administrative Agent, each Grantor shall promptly make all necessary or appropriate arrangements to complete and effectuate the transfer to the Administrative Agent or its designee of all of its right, title and interest in and to any Domain Name, including obtaining and promptly providing to the Administrative Agent or its designee relevant domain name transfer authorization codes and providing the Administrative Agent or its designee with access to and control of such Grantor’s domain name management account for such Domain Name. If the relevant domain name registrar allows for the electronic transfer of the Domain Name, then such Grantor shall perform all steps necessary to transfer the Domain Name to the Administrative Agent or its designee electronically with the registrar.

(L)           Each Grantor for its material Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses, Domain Names and Domain Name Licenses shall keep current all applicable maintenance fees, affidavits and other filings or payments.

4.11        Mobile Goods.  Upon the reasonable written request of the Administrative Agent, if a Default or Event of Default has occurred and is continuing, each Grantor will deliver to the Administrative Agent originals of the certificates of title or ownership for all Mobile Goods owned by it (in excess of $500,000 in each case, in value and in the aggregate), together (in the case of motor vehicles) with the manufacturer’s statement of origin with the Administrative Agent listed as lienholder and odometer statements and together in all other cases with appropriate instruments or certificates of transfer and delivery, duly completed and executed, and will take such other reasonable action as the Administrative Agent may deem reasonably necessary to perfect the security interest created by this Agreement in all such Mobile Goods.

4.12        Collateral in Possession of Third Party; Delivery of Collateral.  Without limiting the generality of any other provision of this Agreement, each Grantor agrees that it shall not permit any Collateral valued in excess of $500,000 in the aggregate to be in the possession of any bailee, warehouseman, agent, processor or other third party at any time unless such bailee or other Person shall have been notified of the security interest created by this Agreement (or, if required under applicable Law in order to perfect the Administrative Agent’s security interest in such Collateral, such bailee or other Person shall have acknowledged to the Administrative Agent in writing that it is holding such Collateral for the benefit of the Administrative Agent and subject to such security interest and to the instructions of the Administrative Agent) and such Grantor shall have exercised commercially reasonable efforts to obtain from such bailee or other Person, at the Grantor’s sole cost and expense, the written acknowledgement described above (if not already required by applicable Law to perfect the Administrative Agent’s security interest) and to waive and release any Lien (whether arising by operation of Law or otherwise) it may have with respect to such Collateral, such agreement to be in form and substance reasonably satisfactory to the Administrative Agent to the extent that the same can be achieved through the exercise of commercially reasonable efforts of such Grantor. All certificates or instruments representing or evidencing any Accounts and Intercompany Obligations (to the extent required by Section 4.5), Equity Interests pledged hereunder or other Collateral shall be delivered to and held by or on behalf of the Administrative Agent pursuant hereto, shall be in form suitable for transfer by delivery and shall be delivered together with undated stock powers duly or other instruments of assignment, as applicable, executed in blank, appropriate endorsements or other necessary instruments of registration, transfer or assignment, duly executed and in form and substance reasonably satisfactory to the Administrative Agent, and in each case such other instruments or documents as the Administrative Agent reasonably may request.

4.13        [Reserved].

4.14        Deposit and Collection Procedures.  Each Grantor will execute all documents and agreements, and take all actions as are reasonably necessary to ensure that (A) all Proceeds of Accounts or other Collateral remitted to or otherwise received by it are deposited, promptly upon its receipt thereof, directly into a Deposit Account maintained by or for the benefit of such Grantor, and (B) to the extent requested by the Administrative Agent, the applicable Grantor executes and delivers to the Administrative Agent on the Closing Date (or such later date as determined by the Administrative Agent in writing in its sole discretion) a duly completed and executed control agreement, sufficient to perfect the Administrative Agent’s security interest under the Uniform Commercial Code and otherwise in form and substance reasonably satisfactory to the Administrative Agent, covering each Deposit Account constituting a Material Account. Each Grantor will execute all documents and agreements, and take all actions as are reasonably necessary to ensure that (A) the applicable Grantor promptly (and no later than the Borrower’s next submission of a Compliance Certificate) furnishes to the Administrative Agent written notice of any Deposit Account constituting a Material Account, together with an amended Annex H reflecting the same, and (B) to the extent requested by the Administrative Agent, the applicable Grantor executes and delivers to the Administrative Agent a duly completed and executed control agreement, sufficient to perfect the Administrative Agent’s security interest under the Uniform Commercial Code and otherwise in form and substance reasonably satisfactory to the Administrative Agent, covering each such Material Account within thirty (30) days (or such later date as determined by the Administrative Agent in writing in its sole discretion) of becoming a Material Account. Each Grantor will provide each bank or depository institution at which any Deposit Account subject to a control agreement is maintained from time to time with such transfer instructions and other information as such bank or depository institution may reasonably require in order to permit such Grantor to comply with the provisions of this Section 4.14. All costs and expenses incurred in connection with the establishment and maintenance of such Deposit Accounts and the control agreements and the transfers of funds therefrom and thereto as described in this Section 4.14 shall be for the account of the Grantors. So long as no Event of Default shall have occurred and be continuing and the Administrative Agent shall not have delivered notice to the contrary to the applicable bank or depository institution, Grantors shall have the right to collect, withdraw and direct the disposition of funds on deposit in the Deposit Accounts covered by the control agreements in a manner not in violation of the provisions of this Agreement, such control agreements or any of the other Loan Documents; provided, however, that upon the occurrence and during the continuance of an Event of Default and after notice from the Administrative Agent to the applicable banks or depository institutions, the Administrative Agent shall have exclusive dominion and control over all such Deposit Accounts, with the powers and rights granted herein and in the applicable control agreement with respect thereto, and no Grantor shall have any right to collect, withdraw or direct the disposition of funds on deposit in such Deposit Accounts or to take any action to effect the same.

4.15        Control Agreements.  Each Grantor will cooperate with the Administrative Agent in obtaining a control agreement sufficient to perfect the Administrative Agent’s security interest under the Uniform Commercial Code and otherwise in form and substance reasonably satisfactory to the Administrative Agent, and in taking such other reasonable actions as may be requested by the Administrative Agent from time to time with respect to any Collateral in which a security interest may be perfected by control under the Uniform Commercial Code and with respect to which control agreements are required under Sections 4.14 or 4.16.

4.16        Securities Intermediary; Commodity Intermediary.  Each Grantor will execute all documents and agreements, and take all actions as are reasonably necessary to ensure that, on or before the Closing Date, to the extent requested by the Administrative Agent (or such later date as determined by the Administrative Agent in writing in its sole discretion), the Administrative Agent has control of any Securities Account or Commodity Account constituting a Material Account, including delivering to the Administrative Agent a duly completed control agreement covering such Securities Account, and such Securities Entitlements, Financial Assets and funds as are held therein or such Commodity Account and such Commodity Contracts and other property as are held or credited therein. Each Grantor will execute all documents and agreements, and take all actions as are reasonably necessary to ensure that (A) the applicable Grantor promptly (and no later than with the Borrower’s next submission of a Compliance Certificate) furnishes to the Administrative Agent with written notice of any Securities Accounts or Commodity Accounts constituting Material Accounts, together with an amended Annex H reflecting the same, and (B) the applicable Grantor executes and delivers to the Administrative Agent a duly completed and executed control agreement, sufficient to perfect the Administrative Agent’s security interest under the Uniform Commercial Code and otherwise in form and substance reasonably satisfactory to the Administrative Agent, covering each such Securities Account and such Securities Entitlements, Financial Assets and funds therein and each such Commodity Account and such Commodity Contracts and property held or credited therein as are held therein within thirty (30) days (or such later date as determined by the Administrative Agent in writing in its sole discretion) of becoming a Material Account. Each Grantor will provide each Securities Intermediary and Commodity Intermediary at which any Securities Account or Commodity Account subject to a control agreement is maintained from time to time with such transfer instructions and other information as such Securities Intermediary or Commodity Intermediary may reasonably require in order to permit such Grantor to comply with the provisions of this Section 4.16. All costs and expenses incurred in connection with the establishment and maintenance of such Securities Accounts, Commodity Accounts and the control agreements and the transfers of Collateral therefrom and thereto as described in this Section 4.16 shall be for the account of the Grantors.

4.17        Protection of Security Interest.  Each Grantor agrees that it will, at its own cost and expense, take any and all actions necessary to warrant and defend the right, title and interest of the Secured Parties in and to the Collateral against the claims and demands of all other Persons other than with respect to Permitted Liens.

4.18        No Fixtures.  It is the intention of the parties hereto that (except for Collateral located on real estate owned in fee simple by any Grantor that is mortgaged to the Administrative Agent pursuant to a Mortgage or Collateral located on real estate for which the landlord with respect thereto executes and delivers to the Administrative Agent a landlord waiver and consent in form and substance reasonably acceptable to the Administrative Agent) none of the Collateral shall become Fixtures, and the Grantors will take all such action or actions as may be necessary to prevent any of the Collateral from becoming Fixtures, which actions may include the Grantors obtaining waivers of Liens, in form satisfactory to the Administrative Agent, from each lessor of real property on which any of the Collateral is or is to be located to the extent requested by the Administrative Agent.

4.19        Commercial Tort Claims.  If any Grantor shall at any time obtain knowledge (determined as specified in Section 3.12) of any Commercial Tort Claim (except to the extent that the aggregate amount of all Commercial Tort Claims held by the Grantors is less than $500,000), such Grantor shall promptly (and no later than the Borrower’s next submission of a Compliance Certificate) furnish written notice thereof to the Administrative Agent, together with an amended Annex I including any such Commercial Tort Claim. Such Grantor shall additionally, at its own expense, execute and deliver, in form and substance reasonably satisfactory to the Administrative Agent, a grant of a security interest in such Commercial Tort Claim and the Proceeds thereof, together with any other agreements, instruments and documents that the Administrative Agent may reasonably request from time to time to further effect and/or confirm the assignment and grant of the security interest created by this Agreement in such Commercial Tort Claim and the Proceeds thereof.

ARTICLE V

CERTAIN PROVISIONS RELATING TO EQUITY INTERESTS

5.1           Ownership; After-Acquired Equity Interests.

(A)          Except as provided in Section 2.3, each Grantor will cause the Equity Interests pledged by it hereunder to constitute at all times 100% of the Equity Interests in each issuer held by such Grantor.

(B)          Subject to Section 2.3, if any Grantor shall, at any time and from time to time after the date hereof, acquire any additional Equity Interests in any Person, the same shall be automatically deemed to be Equity Interests, and to be pledged to the Administrative Agent pursuant to Section 2.1, and such Grantor will forthwith pledge and deposit the same with the Administrative Agent (or deposit the same in a Securities Account subject to a control agreement pursuant to Section 4.16) and deliver to the Administrative Agent any certificates or instruments evidencing the same, together with the endorsement of such Grantor (in the case of any promissory notes or other Instruments), undated stock powers (in the case of Equity Interests evidenced by certificates) or other necessary instruments of transfer or assignment, duly executed in blank and in form and substance reasonably satisfactory to the Administrative Agent, together with such other certificates and instruments as the Administrative Agent may reasonably request (including Uniform Commercial Code financing statements or appropriate amendments thereto), and will promptly (and not later than with the Borrower’s next submission of a Compliance Certificate) deliver to the Administrative Agent an amended Annex A, a fully completed and duly executed amendment to this Agreement in the form of Exhibit A (each, a “Pledge Amendment”) or a Guarantor Joinder, as applicable (in each case, in form and substance acceptable to the Administrative Agent in its reasonable discretion), in respect thereof. Each Grantor hereby authorizes the Administrative Agent to attach each such annex, Pledge Amendment or Guarantor Joinder and agrees that all such Collateral listed on any such annex, Pledge Amendment or Guarantor Joinder shall for all purposes be deemed Collateral hereunder and shall be subject to the provisions hereof; provided that the failure of any Grantor to execute and deliver any such annex, Pledge Amendment or Guarantor Joinder with respect to any such additional Collateral as required hereinabove shall not impair the security interest of the Administrative Agent in such Collateral or otherwise adversely affect the rights and remedies of the Administrative Agent hereunder with respect thereto.

(C)          If any Equity Interests included in the Collateral constitute “uncertificated securities” within the meaning of the Uniform Commercial Code or are otherwise not evidenced by any certificate or Instrument, each applicable Grantor will promptly notify the Administrative Agent thereof and will promptly take and cause to be taken, and will (if the issuer of such uncertificated securities is a Person other than Grantor or a Subsidiary of a Grantor) use commercially reasonable efforts to cause the issuer to take, all actions required under Articles 8 and 9 of the Uniform Commercial Code and any other applicable Law, to enable the Administrative Agent to acquire “control” of such uncertificated securities (within the meaning of such term under Section 8-106 (or its successor provision) of the Uniform Commercial Code) and as may be otherwise necessary or deemed appropriate by the Administrative Agent to perfect the security interest of the Administrative Agent therein.

(D)          Pursuant to Section 6.11 of the Credit Agreement, CoBank’s Pro Rata Share of the Loans and other Secured Obligations due to CoBank shall be secured by a statutory first lien on the CoBank Equities, but such CoBank Equities shall not constitute security for the Secured Obligations due to any Secured Party other than CoBank.

5.2           Voting Rights.  So long as no Event of Default shall have occurred and be continuing and except as the Administrative Agent shall otherwise notify each Grantor during the existence and continuation of an Event of Default, each Grantor shall be entitled to exercise all voting and other consensual rights pertaining to its Equity Interests (subject to its obligations under Section 5.1) and for that purpose the Administrative Agent will execute and deliver or cause to be executed and delivered to each applicable Grantor all such proxies and other instruments as such Grantor may reasonably request in writing to enable the Grantor to exercise such voting and other consensual rights; provided, however, that no Grantor will cast any vote, give any consent, waiver or ratification, or take or fail to take any action, in any manner that would, or could reasonably be expected to, violate any of the terms of this Agreement, the Credit Agreement, any other Loan Document or any Secured Hedge or Secured Bank Product, or would reasonably be expected to have the effect of materially impairing the value of any of the Collateral or the Administrative Agent’s or any other Secured Party’s interests therein.

5.3           Dividends and Other Distributions.  So long as no Event of Default shall have occurred and be continuing (or would occur as a result thereof) and except as the Administrative Agent shall otherwise notify each Grantor during the existence and continuation of an Event of Default and as provided otherwise herein, all interest, income, dividends, distributions and other amounts payable in cash with respect to the Equity Interests owned by any Grantor may be paid to and retained by the Grantors; provided, however, that all such interest, income, dividends, distributions and other amounts shall, at all times after the occurrence and during the continuance of an Event of Default, be paid to the Administrative Agent and retained by it as part of the Collateral (except to the extent applied upon receipt to the repayment of the Secured Obligations). All interest, income, dividends, distributions or other amounts that are received by any Grantor in violation of the provisions of this Section 5.3 shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Administrative Agent as Collateral in the same form as so received (with any necessary endorsements).

5.4           Consents, Waivers and Agreements.  Each Grantor hereby (A) approves the terms and acknowledges receipt of a copy of this Agreement, (B) to the fullest extent it can do so in accordance with applicable Law, waives any rights or requirement at any time hereafter to receive a copy of this Agreement in connection with the registration of any Equity Interests pledged hereunder and issued by such Grantor, any other Grantor, any Subsidiary of any Grantor or any Minority Investment in the name of the Administrative Agent or its nominee or the exercise of voting rights by the Administrative Agent and (C) agrees promptly to note on its books and records the grant of the security interest to the Administrative Agent in the Equity Interests pledged hereunder and issued or owned by such Grantor. Each Grantor consents to the execution and delivery of this Agreement, the security interests created hereby, all rights and remedies of the Administrative Agent provided herein (including all rights to sell, assign, transfer, exchange or otherwise transfer all or any part of the Equity Interests pledged hereunder and issued by such Grantor, any other Grantor, any Subsidiary of any Grantor or any Minority Investment to the Administrative Agent, its assignee or its designee as and to the extent such rights are provided in this Agreement) and absolutely subordinates any and all rights to a Lien on the Equity Interests pledged hereunder and issued by such Grantor, any other Grantor, any Subsidiary of any Grantor, or any Minority Investment or dividends or distributions declared on the Equity Interests pledged hereunder and issued by such Grantor, any other Grantor, any Subsidiary of any Grantor, or any Minority Investment to the rights of the Administrative Agent with respect to the Equity Interests pledged hereunder and issued by such Grantor, any other Grantor, any Subsidiary of any Grantor, or any Minority Investment hereunder. To the fullest extent it can do so in accordance with applicable Law, each Grantor hereby waives any and all provisions of its Organizational Documents, other Investment Agreements or similar organic or governing document of such Grantor, any other Grantor, any Subsidiary of any Grantor, or any Minority Investment which prohibit, restrict, limit or place conditions on the Administrative Agent’s rights and remedies hereunder or grant Grantor, in any capacity, a right of first refusal or similar right with respect to any of the Equity Interests pledged hereunder and, notwithstanding any provisions of the

Organizational Documents, other Investment Agreements or similar organic or governing document of such Grantor, any other Grantor, the Subsidiary of any Grantor or Minority Investment, expressly agrees that it is bound to recognize the Administrative Agent’s security interest and other rights and interests in the Equity Interests pledged hereunder. Each Grantor agrees that it will comply with all instructions from the Administrative Agent with respect to transfers of all or any part of the Equity Interests pledged hereunder and issued by such Grantor, any other Grantor, the Subsidiary of any Grantor, or any Minority Investment, whether by sale or otherwise, without further consent from such Grantor, any other Grantor, any Subsidiary of any Grantor or any Minority Investment and with all instructions from the Administrative Agent with respect to any modification to the Organizational Documents, other Investment Agreements or similar organic or governing document of such Grantor, any other Grantor, any Subsidiary of any Grantor, or any registered owner of any Minority Investment. Each Grantor confirms to the Administrative Agent that the execution and delivery of this Agreement does and will not cause such Grantor, any other Grantor, any Subsidiary of any Grantor or any Minority Investment to dissolve. Each Grantor acknowledges that, in providing the financial accommodations under the Credit Agreement, the Administrative Agent and the Lenders are relying on this Agreement and on the Grantors’ agreements herein. Should the Administrative Agent or any other Secured Party exercise its rights or remedies under this Agreement, each Grantor agrees to assist the Administrative Agent or such other Secured Party in such actions or exercise, including registering the Administrative Agent or such other Secured Party or its nominee as the owner of the Equity Interests pledged hereunder, and agrees that should the Administrative Agent or such other Secured Party or its nominee become the owner of any Equity Interests pledged hereunder, they shall be treated by each Grantor as the owner thereof for all purposes and rights under the operative documents governing such Equity Interests.

ARTICLE VI

REMEDIES

6.1           Remedies.  If an Event of Default shall have occurred and be continuing, the Administrative Agent shall be entitled to exercise with respect to the Collateral all of its rights, powers and remedies provided for herein or otherwise available to it under any other Loan Document, by law, in equity or otherwise, including all rights and remedies of a secured party under the Uniform Commercial Code, and shall be entitled in particular, but without limitation of the foregoing, to exercise the following rights, which each Grantor agrees to be commercially reasonable:

(A)          To notify any or all account debtors or obligors under any Accounts, Contracts or other Collateral of the security interest in favor of the Administrative Agent created hereby and to direct all such Persons to make payments of all amounts due thereon or thereunder directly to the Administrative Agent or to an account designated by the Administrative Agent; and in such instance and from and after such notice, all amounts and Proceeds (including wire transfers, checks and other instruments) received by any Grantor with respect to any Accounts, Contracts or other Collateral shall be received in trust for the benefit of the Administrative Agent hereunder, shall be segregated from the other funds of such Grantor and shall be forthwith deposited into a segregated Account or paid over or delivered to the Administrative Agent in the same form as so received (with any necessary endorsements or assignments), to be held as Collateral and applied to the Secured Obligations as provided herein; and by this provision, each Grantor irrevocably authorizes and directs each Person who is or shall be a party to or liable for the performance of any Contract, upon receipt of notice from the Administrative Agent to the effect that an Event of Default has occurred and is continuing, to attorn to or otherwise recognize the Administrative Agent as entitled to exercise the rights of the owner under such Contract and to pay, observe and otherwise perform the obligations under such Contract to or for the Administrative Agent or the Administrative Agent’s designee as though the Administrative Agent or such designee were such Grantor named therein and to do so until otherwise notified by the Administrative Agent;

(B)          To take possession of, receive, endorse, assign and deliver, in its own name or in the name of any Grantor, all checks, notes, drafts and other instruments relating to any Collateral, including receiving, opening and properly disposing of all mail addressed to any Grantor concerning Accounts and other Collateral and to notify the appropriate postal authority to change the mailing or delivery address of such mail; to verify with account debtors or other contract parties the validity, amount or any other matter relating to any Accounts or other Collateral, in its own name or in the name of any Grantor; to accelerate any indebtedness or other obligation constituting Collateral that may be accelerated in accordance with its terms; to take or bring all actions and suits deemed reasonably necessary or appropriate to effect collections and to enforce payment of any Accounts or other Collateral; to settle, compromise or release in whole or in part any amounts owing on Accounts or other Collateral; and to extend the time of payment of any and all Accounts or other amounts owing under any Collateral and to make allowances and adjustments with respect thereto, all in the same manner and to the same extent as any Grantor might have done;

(C)          To notify any or all banks, depository institutions and Securities Intermediaries with which any Deposit Accounts or Securities Accounts are maintained to remit and transfer all monies, securities and other property on deposit in or held in such Deposit Accounts or Securities Accounts or deposited or received for deposit or held thereafter to the Administrative Agent, for deposit in or transfer to a Collateral Account or such other accounts as may be designated by the Administrative Agent, for application to the Secured Obligations as provided herein;

(D)          To transfer to or register in its name or the name of any of its agents or nominees all or any part of the Collateral, without notice to any Grantor and with or without disclosing that such Collateral is subject to the security interest created hereunder;

(E)           To require any Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Administrative Agent forthwith, assemble all or any part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place designated by the Administrative Agent;

(F)           To enter and remain upon the premises of any Grantor, subject to the terms of any lease in the case of premises leased by a Grantor, and take possession of all or any part of the Collateral, with or without judicial process; to use the materials, services, books and records of any Grantor for the purpose of liquidating or collecting the Collateral, whether by foreclosure, auction or otherwise; and to remove the same to the premises of the Administrative Agent or any designated agent for such time as the Administrative Agent may desire, in order to effectively collect or liquidate the Collateral;

(G)          To exercise (i) all voting, consensual and other rights and powers pertaining to the Equity Interests constituting part of the Collateral (whether or not transferred into the name of the Administrative Agent), at any meeting of shareholders, partners, members or otherwise and (ii) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Equity Interests as if it were the absolute owner thereof (including the right to exchange at its discretion any and all of such Equity Interests upon the merger, consolidation, reorganization, reclassification, combination of shares or interests, similar rearrangement or other similar fundamental change in the structure of the applicable issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Equity Interests), and in connection therewith, the right to deposit and deliver any and all of such Equity Interests with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine and give all consents, waivers and ratifications with respect to such Equity Interests, all without liability except to account for any property actually received by it, but the Administrative Agent shall have no duty to exercise any such right, privilege or option or give any such consent, waiver or ratification and shall not be responsible for any failure to do so or delay in so doing; and for the foregoing purposes each Grantor will promptly execute and deliver or cause to be executed and delivered to the Administrative Agent, upon request, all such proxies and other instruments as the Administrative Agent may request to enable the Administrative Agent to exercise such rights and powers; AND IN FURTHERANCE OF THE FOREGOING AND WITHOUT LIMITATION THEREOF, EACH GRANTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE ADMINISTRATIVE AGENT AS THE TRUE AND LAWFUL PROXY AND ATTORNEY-IN-FACT OF SUCH GRANTOR, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES, TO EXERCISE ALL SUCH VOTING, CONSENSUAL AND OTHER RIGHTS AND POWERS TO WHICH ANY HOLDER OF ANY INVESTMENT PROPERTY OR EQUITY INTERESTS CONSTITUTING PART OF THE COLLATERAL WOULD BE ENTITLED BY VIRTUE OF HOLDING THE SAME, WHICH PROXY AND POWER OF ATTORNEY, BEING COUPLED WITH AN INTEREST, IS IRREVOCABLE AND SHALL BE EFFECTIVE FOR SO LONG AS THIS AGREEMENT SHALL BE IN EFFECT;

(H)          To sell, resell, assign and deliver, in its sole discretion, all or any of the Collateral, in one or more parcels, on any securities exchange on which any Equity Interests constituting part of the Collateral may be listed, at public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, upon credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Administrative Agent may deem satisfactory. If any of the Collateral is sold by the Administrative Agent upon credit or for future delivery, the Administrative Agent shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, the Administrative Agent may resell such Collateral.

In no event shall any Grantor be credited with any part of the Proceeds of sale of any Collateral until and to the extent cash payment in respect thereof has actually been received by the Administrative Agent. Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right of whatsoever kind, including, any equity or right of redemption of any Grantor, and each Grantor hereby expressly waives, to the extent permitted by applicable Law, all rights of redemption, stay or appraisal and all rights to require the Administrative Agent to marshal any assets in favor of such Grantor or any other party or against or in payment of any or all of the Secured Obligations, that it has or may have under any Law now existing or hereafter adopted. No demand, presentment, protest, advertisement or notice of any kind (except any notice required by Law, as referred to below), all of which are hereby expressly waived by each Grantor to the fullest extent possible in accordance with applicable Law, shall be required in connection with any sale or other disposition of any part of the Collateral. If any notice of a proposed sale or other disposition of any part of the Collateral shall be required under applicable Law, the Administrative Agent shall give the applicable Grantor at least ten (10) days’ prior notice of the time and place of any public sale and of the time after which any private sale or other disposition is to be made, which notice each Grantor agrees is commercially reasonable. The Administrative Agent shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale may have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Upon each public sale and, to the extent permitted by applicable Law, upon each private sale, the Administrative Agent may bid for and purchase all or any of the Collateral being sold, free from any equity, right of redemption or other claim or demand (to the extent permitted by applicable Law) and may make payment therefor by endorsement and application (without recourse) of the Secured Obligations in lieu of cash as a credit on account of the net purchase price for such Collateral, after deducting therefrom any expenses of the sale and any other sums which the Administrative Agent is entitled to deduct pursuant to any Loan Document. Without limiting the foregoing, the right of the Administrative Agent and the Lenders to credit bid the Secured Obligations is expressly acknowledged and will be expressly included in any bid procedure or other document or process relating to a sale or disposition of all or any portion of the Collateral, whether pursuant to a sale under Section 363 of the Bankruptcy Code, any plan or reorganization under Chapter 11 of the Bankruptcy Code, or otherwise; and

(I)            To appoint a receiver for the properties and assets of any or all of the Grantors. Each Grantor hereby (w) consents to the Administrative Agent having the right to appoint a receiver, (x) consents to such appointment, (y) to the fullest extent it can do so in accordance with applicable Law, waives any objection such Grantor may have thereto and (z) to the fullest extent it can do so in accordance with applicable Law, waives the right to have a bond or other security posted by the Administrative Agent or any other Person in connection therewith.

Notwithstanding anything to the contrary in this Agreement, (i) the Administrative Agent will not take any action pursuant to this Agreement that would constitute or result in any assignment or transfer of control of any License or ownership of any Equity Interest pledged hereunder of a Person directly or indirectly holding a License if such assignment or transfer of control would require under then existing applicable Law (including the written rules, regulations and policies of the FCC or any PUC) the prior approval of the FCC or any PUC, without first obtaining such approval; and (ii) the Administrative Agent agrees that, unless the Administrative Agent elects to proceed under Section 9-620 of the Uniform Commercial Code following such Event of Default and neither any Grantor nor any other Person having standing to object thereto gives proper notice of its objection to such notice, there will be either a private or public sale of the Equity Interests pledged hereunder; and (iii) prior to the exercise of voting rights by the purchaser at any such sale, the prior consent of the FCC or any PUC will be obtained if required by applicable Law.

6.2           Application of Proceeds.

(A)          All Proceeds collected by the Administrative Agent upon any sale, other disposition of or realization upon any of the Collateral, together with all other monies received by the Administrative Agent hereunder, shall be applied as set forth in Section 9.2 of the Credit Agreement.

(B)          Each Grantor shall remain liable to the extent of any deficiency between the amount of all Proceeds realized upon sale or other disposition of the Collateral pursuant to this Agreement which are applied in repayment of the Secured Obligations and the aggregate amount of the Secured Obligations. Upon any sale of any Collateral hereunder by the Administrative Agent (whether by virtue of the power of sale herein granted, pursuant to judicial proceeding, or otherwise), the receipt of the Proceeds by the Administrative Agent or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof.

6.3           Collateral Accounts.  Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right to cause to be established and maintained, at its principal office or such other location or locations as it may establish from time to time in its discretion, one or more accounts (collectively, “Collateral Accounts”) for the collection of cash Proceeds of the Collateral. Such Proceeds, when deposited, shall continue to constitute Collateral for the Secured Obligations and shall not constitute payment thereof until applied as herein provided. The Administrative Agent shall have sole dominion and control over all funds deposited in any Collateral Account, and such funds may be withdrawn therefrom only by the Administrative Agent. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right to apply amounts held in the Collateral Accounts in payment of the Secured Obligations in the manner provided for in Section 6.2.

6.4           Grant of IP License.  Each Grantor hereby grants to the Administrative Agent (subject to the terms of any underlying licenses) an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, license or sublicense any Copyright Collateral, Patent Collateral, Trademark Collateral or Domain Name Collateral now owned or licensed or hereafter acquired or licensed by such Grantor, wherever the same may be located throughout the world, for such term or terms, on such conditions and in such manner as the Administrative Agent shall determine, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license or sublicense by the Administrative Agent shall be exercised, at the option of the Administrative Agent and only upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Administrative Agent in accordance herewith shall be binding upon each applicable Grantor notwithstanding any subsequent cure of an Event of Default.

6.5           Registration; Private Sales.

(A)          If, at any time after the occurrence and during the continuance of an Event of Default, any Grantor shall have received from the Administrative Agent a written request or requests that such Grantor cause any registration, qualification or compliance under any federal or state securities Laws to be effected with respect to all or any part of the Equity Interests pledged hereunder, such Grantor will, as soon as practicable and at its expense, use commercially reasonable efforts to cause such registration to be effected and be kept effective and will use commercially reasonable efforts to cause such qualification and compliance to be effected and be kept effective as may be so requested and as would permit or facilitate the sale and distribution of such Equity Interests, including, registration under the Securities Act of 1933 (the “Securities Act”), appropriate qualifications under applicable “blue sky” or other state securities Laws and appropriate compliance with any other applicable requirements of Governmental Authorities; provided, that the Administrative Agent shall furnish to such Grantor such information regarding the Administrative Agent as such Grantor may reasonably request in writing and as shall be required in connection with any such registration, qualification or compliance. Such Grantor will cause the Administrative Agent to be kept advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Administrative Agent such number of prospectuses, offering circulars or other documents incident thereto as the Administrative Agent from time to time may request, and will indemnify the Administrative Agent and all others participating in the distribution of such Equity Interests against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Grantor by the Administrative Agent expressly for use therein.

(B)          Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities Laws as in effect from time to time, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Equity Interests pledged hereunder conducted without registration or qualification under the Securities Act and such state securities Laws, to limit purchasers to any one or more Persons who will represent and agree, among other things, to acquire such Equity Interests for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sales may be made in such manner and under such circumstances as the Administrative Agent may deem reasonably necessary or advisable, including at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and agrees that the Administrative Agent shall have no obligation to conduct any public sales and no obligation to delay the sale of any Equity Interests pledged hereunder for the period of time necessary to permit its registration for public sale under the Securities Act and applicable state securities Laws, and shall not have any responsibility or liability as a result of its election so not to conduct any such public sales or delay the sale of any Equity Interests pledged hereunder, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after such registration. To the fullest extent it can do so in accordance with applicable Law, each Grantor hereby waives any claims against the Administrative Agent or any other Secured Party arising by reason of the fact that the price at which any Equity Interests pledged hereunder may have been sold at any private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Administrative Agent accepts the first offer received and does not offer such Equity Interests to more than one offeree.

(C)          Each Grantor agrees that a breach of any of the covenants contained in this Section 6.5 will cause irreparable injury to the Administrative Agent and the other Secured Parties, that the Administrative Agent and the other Secured Parties have no adequate remedy at law with respect to such breach and, as a consequence, that each and every covenant contained in this Section 6.5 shall be specifically enforceable against the Grantors.

6.6           Grantors Remain Liable.  Notwithstanding anything herein to the contrary, (A) each Grantor shall remain liable under all Contracts to which it is a party included within the Collateral (including all Investment Agreements) to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (B) the exercise by the Administrative Agent of any of its rights or remedies hereunder shall not release any Grantor from any of its obligations under any of such Contracts, and (C) except as specifically provided for herein below, neither the Administrative Agent nor any other Secured Party shall have any obligation or liability by reason of this Agreement under any of such Contracts, nor shall the Administrative Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. This Agreement shall not in any way be deemed to obligate the Administrative Agent or any other Secured Party or any purchaser at a foreclosure sale under this Agreement to assume any of a Grantor’s obligations, duties or liabilities under any Investment Agreement, including any Grantor’s obligations, if any, to manage the business and affairs of the applicable partnership, joint venture, limited liability company or other issuer (collectively, the “Partner Obligations”), unless the Administrative Agent, such other Secured Party or the purchaser otherwise agrees in writing to assume any or all of such Partner Obligations. In the event of foreclosure by the Administrative Agent hereunder, then except as provided in the preceding sentence, each applicable Grantor shall remain bound and obligated to perform its Partner Obligations and neither the Administrative Agent nor any other Secured Party shall be deemed to have assumed any Partner Obligations. In the event the Administrative Agent, any other Secured Party or any purchaser at a foreclosure sale elects to become a substitute partner or member in place of a Grantor, the party making such election shall adopt in writing such Investment Agreement and agree to be bound by the terms and provisions thereof; and subject to the execution of such written agreement, each Grantor hereby irrevocably consents in advance to the admission of the Administrative Agent, such other Secured Party or any such purchaser as a substitute partner or member to the extent of the Equity Interests pledged hereunder acquired pursuant to such sale, and agrees to execute any documents or instruments and take any other action as may be reasonably necessary or as may be reasonably requested in connection therewith. The powers, rights and remedies conferred on the Administrative Agent and the other Secured Parties hereunder are solely to protect the interest and privilege of the Administrative Agent and such other Secured Parties in such Contracts, as Collateral, and shall not impose any duty upon any of them to exercise any such powers, rights or remedies.

6.7           Waivers.  Each Grantor, to the greatest extent not prohibited by applicable Law, hereby (A) agrees that it will not invoke, claim or assert the benefit of any applicable Law now or hereafter in effect (including any right to prior notice or judicial hearing in connection with the Administrative Agent’s possession, custody or disposition of any Collateral or any appraisal, valuation, stay, extension, moratorium or redemption Law), or take or omit to take any other action, that would or could reasonably be expected to have the effect of delaying, impeding or preventing the exercise of any rights and remedies with respect to the Collateral, the absolute sale of any of the Collateral or the possession thereof by any purchaser at any sale thereof, and waives the benefit of all such applicable Laws and further agrees that it will not hinder, delay or impede the execution of any power granted hereunder to the Administrative Agent, but that it will permit the execution of every such power as though no such applicable Law was in effect, (B) waives all rights that it has or may have under any applicable Law now existing or hereafter adopted to require the Administrative Agent to marshal any Collateral or other assets in favor of such Grantor or any other party or against or in payment of any or all of the Secured Obligations, and (C) waives all rights that it has or may have under any applicable Law now existing or hereafter adopted to demand, presentment, protest, advertisement or notice of any kind (except notices expressly provided for herein).

6.8           Restoration of Parties.  In the event the Administrative Agent shall have proceeded to enforce any right or remedy under this Agreement, and such proceedings are discontinued or abandoned for any reason, then the Grantors and the Administrative Agent shall immediately be restored to their former positions and rights hereunder, and all rights, powers and remedies of the Administrative Agent shall continue as if no such proceeding had taken place.

ARTICLE VII

STANDARD OF CARE; FURTHER ASSURANCES

7.1           Administrative Agent; Standard of Care.  The Administrative Agent will hold all items of Collateral at any time received under this Agreement in accordance with the provisions hereof. The obligations of the Administrative Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement and the other Loan Documents, are only those expressly set forth in this Agreement and the other Loan Documents. The Administrative Agent shall act hereunder at the direction, or with the consent, of the Required Lenders on the terms and conditions set forth in the Credit Agreement. The powers conferred on the Administrative Agent hereunder are solely to protect its interest, on behalf of Secured Parties, in the Collateral, and shall not impose any duty upon it to exercise any such powers. Except for the accounting for monies actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to the Collateral. Neither the Administrative Agent nor any other Secured Party shall be liable to any Grantor (A) for any loss or damage sustained by such Grantor, or (B) for any loss, damage, depreciation or other diminution in the value of any of the Collateral that may occur as a result of or in connection with or that is in any way related to any exercise by the Administrative Agent or any other Secured Party of any right or remedy under this Agreement, any failure to demand, collect or realize upon any of the Collateral or any delay in doing so, or any other act or failure to act on the part of the Administrative Agent or any other Secured Party, except to the extent that the same is caused by its own gross negligence or willful misconduct as determined by the final, non-appealable judgment of a court of competent jurisdiction (subject to the standard of care imposed upon the Administrative Agent in the immediately preceding sentence for Collateral in its possession).

7.2           Further Assurances; Attorney-in-Fact.

(A)          Each Grantor agrees that it will join with the Administrative Agent to file and refile under the Uniform Commercial Code, at the Grantors’ expense, such financing statements, continuation statements and other documents and instruments in such offices as the Administrative Agent may reasonably deem necessary or appropriate, and wherever required or permitted by applicable Law, in order to perfect and preserve the Administrative Agent’s security interest in the Collateral, and hereby authorizes the Administrative Agent to file security agreements, financing statements and amendments thereto relating to all or any part of the Collateral (including authorization to describe the Collateral as “all personal property,” “all assets” or words of similar meaning) and agrees to do such further acts and things (including making any notice filings with state tax or revenue authorities required to be made by account creditors in order to enforce any Accounts in such state) and to execute and deliver to the Administrative Agent, and authorizes the Administrative Agent to file such additional conveyances, assignments, agreements and instruments as the Administrative Agent may require or deem advisable to perfect, establish, confirm and maintain the security interest and Lien provided for herein, to carry out the purposes of this Agreement or to further assure and confirm unto the Administrative Agent its rights, powers and remedies hereunder.

(B)          Each Grantor hereby irrevocably appoints the Administrative Agent its lawful attorney-in-fact, to the extent permitted by applicable Law, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Administrative Agent or otherwise, and with full power of substitution in the premises (which power of attorney, being coupled with an interest, is irrevocable for so long as this Agreement shall be in effect), from time to time in the Administrative Agent’s discretion after the occurrence and during the continuance of an Event of Default to take any action and to execute any instruments that the Administrative Agent may deem reasonably necessary or advisable to accomplish the purpose of this Agreement, including:

(i)             to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for monies due and to become due under or with respect to any of the Collateral;

(ii)           to receive, endorse and collect any checks, drafts, instruments, chattel paper, electronic chattel paper and other orders for the payment of money made payable to such Grantor representing any interest, income, dividend, distribution or other amount payable with respect to any of the Collateral and to give full discharge for the same;

(iii)         to obtain, maintain and adjust any property or casualty insurance required to be maintained by such Grantor under Section 4.9 and direct the payment of Proceeds thereof to the Administrative Agent;

(iv)          to pay or discharge taxes, Liens or other encumbrances levied or placed on or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Administrative Agent in its sole discretion, any such payments made by the Administrative Agent to become Secured Obligations of the Grantors to the Administrative Agent, due and payable immediately and without demand;

(v)           to file any claims or take any action or institute any proceedings that the Administrative Agent may deem reasonably necessary or advisable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral;

(vi)          to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with any and all of the Collateral as fully and completely as though the Administrative Agent were the absolute owner of the Collateral for all purposes, and to do from time to time, at the Administrative Agent’s option and the Grantors’ expense, all other acts and things deemed reasonably necessary by the Administrative Agent to protect, preserve or realize upon the Collateral and to more completely carry out the purposes of this Agreement; and

(vii)        to exercise all such voting, consensual and other right and powers to which any holder of any Investment Property or Equity Interest constituting part of the Collateral would be entitled by virtue of holding the same.

(C)          Each Grantor agrees that it will, at such Grantor’s own cost and expense, use its best efforts to cooperate with the Administrative Agent and assist in obtaining the approval of the FCC or any PUC for any action or transaction contemplated by this Agreement which is required by applicable Law, and specifically, without limitation, upon request following the occurrence and continuation of any Event of Default, prepare, sign, deliver and/or file (or cause to be prepared, signed, delivered and/or filed) all relevant applications, passwords, certificates, instruments, post-transaction notices and other documents or information required to:

(i) assign or transfer control or ownership of any License and take any other actions necessary or appropriate under the Communications Act, PUC Laws or other applicable Law for approval of any sale or transfer of any of the Equity Interests issued by any Grantor or assets of any Grantor or any transfer of control over any assets, Equity Interests or License or (ii) obtain any required consent from the FCC or any PUC for the Administrative Agent, through any receiver, trustee or otherwise, to operate the business of such Grantor pending the sale or other disposition of the Grantor or the assets or any License held by such Grantor.

If any such Grantor fails to execute and deliver any such applications, certificates, instruments, agreements or other documents, then, in addition to any remedies that the Administrative Agent may have at law or in equity, the Grantors agree that on the order of any court or other forum of competent jurisdiction, the clerk of the court (or officer of any other such forum) which has jurisdiction may execute any such applications, certificates, instruments, agreements or other documents on behalf of such Grantor. Each Grantor acknowledges and agrees that each License is a unique asset which (or the control of which) may have to be transferred to a Person in order for the Administrative Agent and the other Secured Parties to adequately realize the full amount of the Secured Obligations from the Collateral and that the breach of this Section 7.2 by any Grantor would result in irreparable harm to the Administrative Agent and the other Secured Parties for which monetary damages are not readily ascertainable and which might not adequately compensate the Administrative Agent and the other Secured Parties. Therefore in addition to any remedy which the Administrative Agent and the other Secured Parties may have at law or in equity, the Administrative Agent and the other Secured Parties shall have the remedy of specific performance by the Grantors of the provisions of this Section 7.2, and to the fullest extent it can do so in accordance with applicable Law, each Grantor hereby waives, and agrees to waive, any claim or defense that the Administrative Agent and the other Secured Parties would have an adequate remedy at law for the breach by it of this Section 7.2 and any requirement for posting of a bond or other certificate. In connection with taking any action pursuant to this Agreement (including determining whether an approval of the FCC or any applicable PUC is required in connection therewith), the Administrative Agent shall be entitled to rely on the advice of regulatory counsel experienced in giving such advice selected by the Administrative Agent (whether or not the advice rendered is ultimately determined to be accurate).

(D)          If an Event of Default shall have occurred and be continuing, each Grantor shall take any action which the Administrative Agent may reasonably request in order to transfer or assign, or both, to the Administrative Agent, or to such one or more third parties as the Administrative Agent may designate, or to a combination of the foregoing, the ownership or control of (i) the Equity Interests of any Person directly or indirectly holding a License, or (ii) any License held or utilized by such Grantor, in each case, subject to the prior approval of the FCC or any PUC, if required. Alternatively, if an Event of Default shall have occurred and be continuing, the Administrative Agent is empowered, to the extent permitted by applicable Law, to request the appointment of a receiver from any court of competent jurisdiction. Such receiver may be instructed by the Administrative Agent to seek from the FCC or the PUC consent to an involuntary transfer of control or ownership of any Person directly or indirectly holding a License, or assignment, or both, of any License for the purpose of seeking a bona fide purchaser to whom control of assets used in the provision of Communications System related services will ultimately be transferred or assigned. Each Grantor hereby agrees to authorize such an involuntary transfer of control or assignment, or both, upon the request of the receiver so appointed and, if any Grantor shall refuse to authorize the transfer, its approval may be required by the court.

(E)           If any Grantor fails to perform any covenant or agreement contained in this Agreement after written request to do so by the Administrative Agent (provided that no such request shall be necessary at any time after the occurrence and during the continuance of an Event of Default), the Administrative Agent may itself perform, or cause the performance of, such covenant or agreement and may take any other action that it deems reasonably necessary and appropriate for the maintenance and preservation of the Collateral or its security interest therein, and the expenses so incurred in connection therewith shall be payable by the Grantors under Section 8.1.

ARTICLE VIII

MISCELLANEOUS

8.1           Indemnity and Expenses.  The Grantors shall indemnify the Indemnitees and pay expenses in accordance with Section 11.3 of the Credit Agreement.

8.2           No Waiver.  The rights and remedies of the Secured Parties expressly set forth in this Agreement, the other Loan Documents and any Secured Hedge or any Secured Bank Product are cumulative and in addition to, and not exclusive of, all other rights and remedies available at law, in equity or otherwise. No failure or delay on the part of any Secured Party in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or be construed to be a waiver of any Default or Event of Default. No course of dealing between the Grantors and the Secured Parties or their agents or employees shall be effective to amend, modify or discharge any provision of this Agreement, any other Loan Document or any Secured Hedge or any Secured Bank Product or to constitute a waiver of any Default or Event of Default. No notice to or demand upon any Grantor in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of any Secured Party to exercise any right or remedy or take any other or further action in any circumstances without notice or demand.

8.3           Grantors’ Obligations Absolute.  Each Grantor agrees that, to the fullest extent possible in accordance with applicable Law, its obligations hereunder, and the security interest granted to and all rights, remedies and powers of the Administrative Agent hereunder, are irrevocable, absolute and unconditional and shall not be discharged, limited or otherwise affected by reason of any of the following, whether or not such Grantor has knowledge thereof:

(A)          any change in the time, manner or place of payment of, or in any other term of, any Secured Obligations, or any amendment, modification or supplement to, restatement of, or consent to any rescission or waiver of or departure from, any provisions of the Credit Agreement (including Article II thereof), any other Loan Document, any Secured Hedge, any Secured Bank Product or any agreement or instrument delivered pursuant to any of the foregoing;

(B)          the invalidity or unenforceability of any Secured Obligations or any provisions of the Credit Agreement (including Article II thereof), any other Loan Document, any Secured Hedge, any Secured Bank Product or any agreement or instrument delivered pursuant to any of the foregoing;

(C)          the addition or release of the Grantors hereunder or the taking, acceptance or release of any Secured Obligations or additional Collateral or other security therefor;

(D)          any sale, exchange, release, substitution, compromise, nonperfection or other action or inaction with respect to any Collateral or other direct or indirect security for any Secured Obligations, or any discharge, modification, settlement, compromise or other action or inaction with respect to any Secured Obligations;

(E)           any agreement not to pursue or enforce or any failure to pursue or enforce (whether voluntarily or involuntarily as a result of operation of applicable Law) any right or remedy with respect to any Secured Obligations or any Collateral or other security therefor, or any failure to create, protect, perfect, secure, insure, continue or maintain any Liens in any such Collateral or other security;

(F)           the exercise of any right or remedy available under the Loan Documents, at law, in equity or otherwise with respect to any Collateral or other security for any Secured Obligations, in any order and by any manner thereby permitted, including foreclosure on any such Collateral or other security by any manner of sale thereby permitted, whether or not every aspect of such sale is commercially reasonable;

(G)          any bankruptcy, reorganization, arrangement, liquidation, insolvency, dissolution, termination, reorganization or like change in the corporate structure or existence of any Grantor or any other Person directly or indirectly liable for any Secured Obligations;

(H)          any manner of application of any payments by or amounts received or collected from any Person, by whomsoever paid and howsoever realized, whether in reduction of any Secured Obligations or any other obligations of the Grantors or any other Person directly or indirectly liable for any Secured Obligations, regardless of what Secured Obligations may remain unpaid after any such application; or

(I)            any other circumstance that might otherwise constitute a legal or equitable discharge of, or a defense, set-off or counterclaim available to, any Grantor or any surety or guarantor generally, other than Payment In Full.

8.4           [Reserved].

8.5           Complete Agreement; Amendments, Waivers, etc.  This Agreement represents the final agreement of the parties hereto with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the parties. No amendment, modification, waiver, discharge or termination of any provision hereof, nor any consent to any departure by any Grantor from, any provision of this Agreement, shall be effective unless in a writing executed and delivered in accordance with

Section 11.1 of the Credit Agreement, and then the same shall be effective only in the specific instance and for the specific purpose for which given; provided that the Grantors shall provide the Administrative Agent with updated Annexes hereto as required by the terms of this Agreement and the Credit Agreement, which updated Annexes shall be acceptable to the Administrative Agent in its reasonable discretion, shall upon delivery by the Grantors and acceptance by the Administrative Agent be deemed to replace the then existing Annexes, and each such delivery shall constitute a representation by the Grantors of the accuracy and completeness of such updated Annexes to the extent the same is required with respect to such Annexes. Delivery of such updated Annexes shall not be deemed to waive any Default or Event of Default relating thereto (if any) unless the sole Default or Event of Default results from the failure of the Grantors to notify the Administrative Agent of an event or condition disclosed on such updated Annex and such event or condition is otherwise permitted under the Loan Documents. In the absence of the preparation and delivery of an updated Annex H reflecting such Deposit Account, any description in any notice of any newly acquired or opened Deposit Account delivered by a Grantor to the Administrative Agent pursuant to Section 4.14 of this Agreement or otherwise shall be deemed incorporated by reference into Annex H.

8.6           Continuing Security Interest; Term; Successors and Assigns; Assignment; Termination and Release; Survival.  This Agreement shall create a continuing security interest in the Collateral and shall secure the payment and performance of all of the Secured Obligations as the same may arise and be outstanding at any time and from time to time from and after the date hereof, and shall (A) remain in full force and effect until Payment In Full, (B) be binding upon and enforceable against each Grantor and its successors and assigns (provided, however, that no Grantor may sell, assign or transfer any of its rights, interests, duties or obligations hereunder without the prior written consent of the Lenders as provided in Section 11.1 of the Credit Agreement) and (C) inure to the benefit of the Secured Parties and be enforceable by the Administrative Agent and its successors and assigns, subject to the limitations on assignment in the Credit Agreement. Upon any Disposition by any Grantor of any Collateral in a transaction permitted hereunder or under or pursuant to the Credit Agreement, or any amendment or waiver thereof, or any other applicable Loan Document, the Lien and security interest created by this Agreement in and upon such Collateral shall be automatically released, and upon the Payment In Full, this Agreement and the Lien and security interest created hereby shall automatically released; and in connection with any such release or termination, the Administrative Agent, at the request and expense of the applicable Grantor, will execute and deliver to such Grantor such documents and instruments evidencing such release or termination as such Grantor may reasonably request and will assign, transfer and deliver to such Grantor, without recourse and without representation or warranty, such of the Collateral as may then be in the possession of the Administrative Agent (or, in the case of any partial release of Collateral, such of the Collateral so being released as may be in its possession). All representations, warranties, covenants and agreements herein shall survive the execution and delivery of this Agreement, any Pledge Amendment and any Guarantor Joinder and any other modification to this Agreement (except as such representation, warranty, covenant or agreement is expressly modified therein).

8.7           Notices.  All notices and other communications provided for hereunder shall be given to the parties in the manner and subject to the other notice provisions set forth in the Credit Agreement. No notice to or demand on any Grantor shall entitle any Grantor to any other or further notice or demand in the same, similar or other circumstances.

8.8           Additional Grantors.  Each Grantor recognizes that the provisions of the Credit Agreement may require Persons that become Subsidiaries of any Grantor, and that are not already parties hereto, to execute and deliver a Guarantor Joinder, whereupon each such Person shall become a Grantor hereunder with the same force and effect as if originally a Grantor hereunder on the date hereof, and agrees that its obligations hereunder shall not be discharged, limited or otherwise affected by reason of the same, or by reason of the Administrative Agent’s actions in effecting the same or in releasing any Grantor hereunder, in each case without the necessity of giving notice to or obtaining the consent of such Grantor or any other Grantor.

8.9           Governing Law.  This Agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby shall be governed by, and construed in accordance with, the Law of the State of Colorado.

8.10        Submission to Jurisdiction; Waiver of Venue; Service of Process.

(A)          EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF STATE OF COLORADO SITTING IN DENVER COUNTY AND OF THE UNITED STATES DISTRICT COURT OF COLORADO, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COLORADO STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(B)                      EACH OF THE GRANTORS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN THIS SECTION 8.10. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT AND AGREES NOT TO ASSERT ANY SUCH DEFENSE.

(C)          EACH OF THE GRANTORS AND THE ADMINISTRATIVE AGENT HEREBY IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.4 OF THE CREDIT AGREEMENT. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

8.11        Waiver of Jury Trial.  EACH OF THE GRANTORS AND THE ADMINISTRATIVE AGENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

8.12        Severability.  The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

8.13        Successors and Assigns.  This Agreement shall be binding upon each Grantor, its successors and assigns and shall inure, together with the rights and remedies of the Administrative Agent and the holders of the Secured Obligations hereunder, to the benefit of the Administrative Agent and the holders of the Secured Obligations and their successors and assigns permitted pursuant to the Credit Agreement. No Grantor may assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent.

8.14        Counterparts; Integration; Effectiveness.

(A)          This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents, and the other documents relating to the Secured Obligations constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

(B)          The parties agree that the electronic signature of a party to this Agreement shall be as valid as an original signature of such party and shall be effective to bind such party to this Agreement. The parties agree that this Agreement shall be deemed (i) to be “written” or “in writing,” (ii) to have been signed and (iii) to constitute a record established and maintained in the ordinary course of business and an original written record when printed from electronic files. The parties presently intend to authenticate this Agreement by either signing this Agreement or attaching hereto or logically associating herewith an electronic sound, symbol or process as their respective electronic signature. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

 [Signature Pages to Follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

GRANTORS:

NUVERA COMMUNICATIONS, INC.

By:
Name: Glenn H. Zerbe
Title: Chief Executive Officer and President

WESTERN TELEPHONE COMPANY

By:
Name: Glenn H. Zerbe
Title: Chief Executive Officer and President

PEOPLES TELEPHONE COMPANY

By:
Name: Glenn H. Zerbe
Title: Chief Executive Officer and President

HUTCHINSON TELEPHONE COMPANY

By:
Name: Glenn H. Zerbe
Title: Chief Executive Officer and President

HUTCHINSON CELLULAR, INC.

By:
Name: Glenn H. Zerbe
Title: Chief Executive Officer and President

HUTCHINSON TELECOMMUNICATIONS, INC.

By:
Name: Glenn H. Zerbe
Title: Chief Executive Officer and President

SLEEPY EYE TELEPHONE COMPANY

By:
Name: Glenn H. Zerbe
Title: Chief Executive Officer and President

TECH TRENDS, INC.

By:
Name: Glenn H. Zerbe
Title: Chief Executive Officer and President

SCOTT-RICE TELEPHONE CO.

By:
Name: Glenn H. Zerbe
Title: Chief Executive Officer and President

[Signature continued from previous page.]

ACCEPTED AND AGREED TO AS OF THE
DATE FIRST ABOVE WRITTEN:

COBANK, ACB, as Administrative Agent

By:

Name:  Lennie Blakeslee

Title: Managing Director

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